U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 31, 2004



                             EAGLE BROADBAND, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)



                                     TEXAS
                                     -----
                        (State or Other Jurisdiction of
                         Incorporation or Organization)



                000-23163                             76-0494995
                ---------                             ----------
         (Commission File Number)         (I.R.S. Employer Identification No.)




                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
                 -----------------------------------------------
          (Address of principal executive offices including zip code)



                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 2.01: REGULATION FD DISCLOSURE

On August 31, 2004, Eagle Broadband, Inc., conducted a shareholders conference call to update shareholders on positive company developments.

Exhibits:
99.1     Eagle Broadband News Release
99.2     Conference Call Audio



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EAGLE BROADBAND, INC.


                                              /s/David A. Weisman
                                              -----------------------
                                              David A. Weisman
                                              Chief Executive Officer

DATE:  September 1, 2004